                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 31, 1995
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                           CALIFORNIA MICROWAVE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                           0-07428                   94-1668412
(STATE OR OTHER                    (COMMISSION               (IRS EMPLOYER
JURISDICTION OF                    FILE NUMBER)              IDENTIFICATION NO.)
INCORPORATION)

                 985 ALMANOR AVENUE, SUNNYVALE CALIFORNIA 94086
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE): 408/732-4000


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     Item 5.  Other Events.

     On January 31, 1995 California Microwave, Inc. (the "Company") announced that it has entered into an Agreement and Plan of Reorganization and Merger (the "Agreement") among the Company, Microwave Networks Incorporated, a Texas corporation ("MNI"), and CMI Acquisition Corporation, a Texas corporation wholly owned by the Company ("Acquisition Corp."), pursuant to which (i) Acquisition Corp. will be merged into MNI, (ii) MNI will be the surviving corporation and a wholly owned subsidiary of CMI, (iii) each outstanding share of MNI Common Stock and MNI Preferred Stock (together, the "MNI Capital Stock") (other than shares, if any, as to which dissenters' rights have been exercised pursuant to Texas law) will be converted into that number of shares of CMI Common Stock determined by dividing 3,350,000 (the "Numerator") by the total number of shares of MNI Capital Stock outstanding immediately prior to the closing (including for this purpose any MNI Capital Stock issuable under then outstanding options, warrants or other convertible securities) and rounding the quotient off to the nearest ten-thousandth (.0001); and (iv) CMI will assume all outstanding options of MNI. Notwithstanding the foregoing, (i) MNI has the right to terminate the Agreement if the average closing price of CMI Common Stock on the Nasdaq National Market for the 15 consecutive trading days immediately preceding the date of the CMI Special Meeting ("Final Closing Price") is less than $30.00 (as reported by Nasdaq), provided that if MNI exercises this right, the termination shall not be effective if CMI agrees to increase the Numerator to the number which when multiplied by the Final Closing Price equals $100,500,000, and (ii) CMI has the right to terminate the Agreement if the Final Closing Price is more than $41.375, provided that if CMI exercises this right, the termination shall not be effective if MNI agrees to decrease the Numerator to the number which when multiplied by the Final Closing Price is equal to $138,606,250. Such decisions to terminate, or to change the Numerator, would be within the discretion of the Boards of Directors of MNI and CMI, respectively. Consummation of the transaction is subject to several conditions, including the obtaining of requisite regulatory approvals and approval of the stockholders of the Company and MNI.


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          Item 7.  Financial Statements and Exhibits

     (c)  Exhibits.

Exhibit No.                Description
- -----------                -----------
    2.1                    Agreement and Plan of Reorganization and
                           Merger among California Microwave, Inc.,
                           Microwave Networks Incorporated and CMI
                           Acquisition Corporation, dated January 31,
                           1995.  (Exhibit 2.1 to Registrant's
                           Registration Statement on Form S-4,
                           Registration No. 33-57593, filed February 3,
                           1995, and incorporated herein by reference.)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CALIFORNIA MICROWAVE, INC.
                                                      (Registrant)

                                               By:   /S/ Garrett E. Pierce
                                                  ---------------------------
                                                     Garrett E. Pierce
                                                     Executive Vice President
                                                     Chief Financial Officer

Dated:  February 13, 1995



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